EXHIBIT 77(O)
                                                                   -------------


MassMutual Corporate Investors
Rule10f-3 Report
Name of Fund: MassMutual Corporate Investors
Name of Sub-Advisor: Babson Capital Management LLC
Rule 10f-3 Report - Acquisition of securities during existence of an underwriting or selling syndicate in the 1st quarter of 2007.
Name of Affiliate member of underwriting or selling syndicate - Jefferies & Co.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                              Aggregate principal
                                                                                              amount of purchase
                                                                                              of any class of the
                                                                                              offering $ and # of
                                                                                              shares. [This
                                                                                              amount, when added
                                                                              Name of         to purchases by
                                                                              Affiliated      other investment      (X) Aggregate
                                                                              Underwriter     companies for whom    principal amount
                                                                              managing or     the adviser and the   of such class of
                                                                              participating   relevant sub-         securities being
                                                                              in syndicate    adviser, if any,      offered [For
                                                                              (attach list    act as adviser,       securities not
Type of Security*                                                             of all          may not exceed 25%    purchased in an
(indicate A, B,    Issuer        Description  Date of    Underwriter(s)       members of      of column (X) or      Eligible Rule
C, D or E)         Name          of Security  Purchase   from who purchased   syndicate)      (Y)                   144A Offering]
------------------------------------------------------------------------------------------------------------------------------------



                   Cellcom       Common                  Goldman              Jefferies       $114,000;
A                  Israel Ltd    Stock        2/5/2007   Sachs & Co.          & Co.           5,700 shares          $400.00 Mln
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                   Accuray       Common                  JP Morgan            Jefferies       $34,200;
A                  Inc.          Stock        2/7/2007   Securities           & Co.           1,900 shares          $288.00 Mln
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                   Mellanox                              Credit Suisse
                   Technologies  Common                  Securities           Jefferies       $6,800;
A                  Inc.          Stock        2/7/2007   USA LLC              & Co.           400 shares            $102.00 Mln
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                   Fortress                              Lehman Brothers
                   Investment    Common                  Lazard Capital       Jefferies       $24,050;
A                  Grouup        Stock        2/8/2007   Markets LLC          & Co.           1,300 shares          $634.29 Mln
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                                 Common                  Goldman              Jefferies       $6,000;
A                  Opnext Inc.   Stock        2/14/2007  Sachs & Co.          & Co.           400 shares            $253.64 Mln
------------------------------------------------------------------------------------------------------------------------------------



                   Clearwire     Common                  Merrill              Jefferies       $95,000;
A                  Corp.         Stock        3/7/2007   Lynch & Co.          & Co.           3,800 shares          $600.00 Mln
------------------------------------------------------------------------------------------------------------------------------------



                   Sourcefire    Common                                       Jefferies       $12,000;
A                  Inc.          Stock        3/8/2007   Morgan Stanley       & Co.           800 shares            $86.55 Mln
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
(Y) The principal
amount of the
offering of such
class sold by
underwriters or
members of the
selling syndicate
to qualified
institutional
buyers, as
defined in Rule                                      (Z) Price paid
144A(a)(1), plus                                     by each other
(b) the principal                                    purchaser in the
amount of the        Purchase price,                 offering or in
offering of such     net of fees and                 any concurrent
class in any         expenses [may                   offering of the
concurrent public    not exceed                      securities prior
offering. [For       column (Z)                      to close of
securities           unless offered                  first full
purchased in an      for subscription   Date         business day      Commission,
Eligible Rule        upon exercise of   offering     on which sales    spread
144A Offering]       rights]            commenced    are made.         or profit
------------------------------------------------------------------------------------
                                                                       Gross Spread:
                                                                       $1.300;
                                                                       Selling
                                                                       Concession:
N/A                  $20 per share      2/5/2007     $20 per share     $0.780
------------------------------------------------------------------------------------
                                                                       Gross Spread:
                                                                       $1.260;
                                                                       Selling
                                                                       Concession:
N/A                  $18 per share      2/7/2007     $18 per share     $0.756
------------------------------------------------------------------------------------
                                                                       Gross Spread:
                                                                       $1.190;
                                                                       Selling
                                                                       Concession:
N/A                  $17 per share      2/7/2007     $17 per share     $0.714
------------------------------------------------------------------------------------
                                                                       Gross Spread:
                                                                       $1.110;
                                                                       Selling
                                                                       Concession:
N/A                  $18.5 per share    2/8/2007     $18.5 per share   $0.720
------------------------------------------------------------------------------------
                                                                       Gross Spread:
                                                                       $1.050;
                                                                       Selling
                                                                       Concession:
N/A                  $15 per share      2/14/2007    $15 per share     $0.630
------------------------------------------------------------------------------------
                                                                       Gross Spread:
                                                                       $1.500;
                                                                       Selling
                                                                       Concession:
N/A                  $25 per share      3/7/2007     $25 per share     $0.900
------------------------------------------------------------------------------------
                                                                       Gross Spread:
                                                                       $1.050;
                                                                       Selling
                                                                       Concession:
N/A                  $15 per share      3/8/2007     $15 per share     $0.630
------------------------------------------------------------------------------------

* Indicate
(A) if part of an issue registered under the Securities Act of 1933 that is being offered to the public,
(B) part of an issue of government securities, as defined in section 2(a)(16) of the Investment Company Act of 1940,
(C) if Eligible Municipal Securities,
(D) if Securities sold in an Eligible Foreign Offering,
(E) if Securities sold in an Eligible Rule 144A Offering.

The undersigned certifies that the information contained herein is complete and accurate and the following conditions have been satisfied:

1. The purchase price did not exceed the price paid by each other purchaser in the offering or in any concurrent offering of the securities prior to the close of the first full business day on which sales are made (or, if a rights offering, the securities were purchased on the fourth day preceding the day on which the offering terminated).
2.   The underwriting was a firm commitment underwriting.
3. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
4. For securities that are not municipal securities - The issuer has been in continuous operation for not less than three years, including the operations of any predecessors.
5. For municipal securities only - The issue of securities has received an investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid has been in operation less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such rating service.
6. The amount of such securities purchased by all of the investment companies advised by the adviser and the relevant sub-adviser(s) to the Fund purchasing such securities did not exceed 25% of column X or Y.
7.   No Affiliated Underwriter was a direct or indirect participant in the sale.
8. Each transaction specified in this report has been effected in compliance with SEC Rule 10f-3.

MassMutual Corporate Investors
Rule10f-3 Report
Name of Fund: MassMutual Corporate Investors
Name of Sub-Advisor: Babson Capital Management LLC
Rule 10f-3 Report - Acquisition of securities during existence of an underwriting or selling syndicate in the 2nd quarter of 2007.
Name of Affiliate member of underwriting or selling syndicate - Jefferies & Co.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                              Aggregate principal
                                                                                              amount of purchase
                                                                                              of any class of the
                                                                                              offering $ and # of
                                                                                              shares. [This
                                                                                              amount, when added
                                                                              Name of         to purchases by
                                                                              Affiliated      other investment      (X) Aggregate
                                                                              Underwriter     companies for whom    principal amount
                                                                              managing or     the adviser and the   of such class of
                                                                              participating   relevant sub-         securities being
                                                                              in syndicate    adviser, if any,      offered [For
                                                                              (attach list    act as adviser,       securities not
Type of Security*                                                             of all          may not exceed 25%    purchased in an
(indicate A, B,    Issuer        Description  Date of    Underwriter(s)       members of      of column (X) or      Eligible Rule
C, D or E)         Name          of Security  Purchase   from who purchased   syndicate)      (Y)                   144A Offering]
------------------------------------------------------------------------------------------------------------------------------------


                                 Common                                       Jefferies       $730,400;
A                  Enernoc       Stock        5/17/2007  Credit Suisse        & Co.           33,200 shares         $97.50 Mln
------------------------------------------------------------------------------------------------------------------------------------


                   Limelight
                   Networks      Common                  Goldman              Jefferies       $4,400;
A                  Inc.          Stock        6/7/2007   Sachs & Co.          & Co.           400 shares            $240.00 Mln
------------------------------------------------------------------------------------------------------------------------------------



                   Comscore      Common                                       Jefferies       $28,500;
A                  Inc.          Stock        6/26/2007  Credit Suisse        & Co.           1900 shares           $87.45 Mln
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
(Y) The principal
amount of the
offering of such
class sold by
underwriters or
members of the
selling syndicate
to qualified
institutional
buyers, as
defined in Rule                                      (Z) Price paid
144A(a)(1), plus                                     by each other
(b) the principal                                    purchaser in the
amount of the        Purchase price,                 offering or in
offering of such     net of fees and                 any concurrent
class in any         expenses [may                   offering of the
concurrent public    not exceed                      securities prior
offering. [For       column (Z)                      to close of
securities           unless offered                  first full
purchased in an      for subscription   Date         business day      Commission,
Eligible Rule        upon exercise of   offering     on which sales    spread
144A Offering]       rights]            commenced    are made.         or profit
------------------------------------------------------------------------------------
                                                                       Gross Spread:
                                                                       $1.820;
                                                                       Selling
                                                                       Concession:
N/A                  $22 per share      5/17/2007    $22 per share     $1.092
------------------------------------------------------------------------------------
                                                                       Gross Spread:
                                                                       $1.050;
                                                                       Selling
                                                                       Concession:
N/A                  $11 per share      6/7/2007     $11 per share     $0.630
------------------------------------------------------------------------------------
                                                                       Gross Spread:
                                                                       $1.155;
                                                                       Selling
                                                                       Concession:
N/A                  $15 per share      6/26/2007    $15 per share     $0.693
------------------------------------------------------------------------------------

* Indicate
(A) if part of an issue registered under the Securities Act of 1933 that is being offered to the public,
(B) part of an issue of government securities, as defined in section 2(a)(16) of the Investment Company Act of 1940,
(C) if Eligible Municipal Securities,
(D) if Securities sold in an Eligible Foreign Offering,
(E) if Securities sold in an Eligible Rule 144A Offering.

The undersigned certifies that the information contained herein is complete and accurate and the following conditions have been satisfied:

1. The purchase price did not exceed the price paid by each other purchaser in the offering or in any concurrent offering of the securities prior to the close of the first full business day on which sales are made (or, if a rights offering, the securities were purchased on the fourth day preceding the day on which the offering terminated).
2.   The underwriting was a firm commitment underwriting
3. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
4. For securities that are not municipal securities - The issuer has been in continuous operation for not less than three years, including the operations of any predecessors.
5. For municipal securities only - The issue of securities has received an investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid has been in operation less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such rating service.
6. The amount of such securities purchased by all of the investment companies advised by the adviser and the relevant sub-adviser(s) to the Fund purchasing such securities did not exceed 25% of column X or Y.
7.   No Affiliated Underwriter was a direct or indirect participant in the sale.
8. Each transaction specified in this report has been effected in compliance with SEC Rule 10f-3.


MassMutual Participation Investors
Rule10f-3 Report
Name of Fund: MassMutual Participation Investors
Name of Sub-Advisor: Babson Capital Management LLC
Rule 10f-3 Report - Acquisition of securities during existence of an underwriting or selling syndicate in the 3rd quarter of 2007.
Name of Affiliate member of underwriting or selling syndicate - Jefferies & Co.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                              Aggregate principal
                                                                                              amount of purchase
                                                                                              of any class of the
                                                                                              offering $ and # of
                                                                                              shares. [This
                                                                                              amount, when added
                                                                              Name of         to purchases by
                                                                              Affiliated      other investment      (X) Aggregate
                                                                              Underwriter     companies for whom    principal amount
                                                                              managing or     the adviser and the   of such class of
                                                                              participating   relevant sub-         securities being
                                                                              in syndicate    adviser, if any,      offered [For
                                                                              (attach list    act as adviser,       securities not
Type of Security*                                                             of all          may not exceed 25%    purchased in an
(indicate A, B,    Issuer        Description  Date of    Underwriter(s)       members of      of column (X) or      Eligible Rule
C, D or E)         Name          of Security  Purchase   from who purchased   syndicate)      (Y)                   144A Offering]
------------------------------------------------------------------------------------------------------------------------------------


                   Dice          Common                                       Jefferies       $520,400;
A                  Holdings      Stock        7/17/2007  Morgan Stanley       & Co.           400 shares            $217.10 Mln
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
(Y) The principal
amount of the
offering of such
class sold by
underwriters or
members of the
selling syndicate
to qualified
institutional
buyers, as
defined in Rule                                      (Z) Price paid
144A(a)(1), plus                                     by each other
(b) the principal                                    purchaser in the
amount of the        Purchase price,                 offering or in
offering of such     net of fees and                 any concurrent
class in any         expenses [may                   offering of the
concurrent public    not exceed                      securities prior
offering. [For       column (Z)                      to close of
securities           unless offered                  first full
purchased in an      for subscription   Date         business day      Commission,
Eligible Rule        upon exercise of   offering     on which sales    spread
144A Offering]       rights]            commenced    are made.         or profit
------------------------------------------------------------------------------------
                                                                       Gross Spread:
N/A                  $13 per share      7/17/2007    $13 per share     $0.910
------------------------------------------------------------------------------------

* Indicate
(A) if part of an issue registered under the Securities Act of 1933 that is being offered to the public,
(B) part of an issue of government securities, as defined in section 2(a)(16) of the Investment Company Act of 1940,
(C) if Eligible Municipal Securities,
(D) if Securities sold in an Eligible Foreign Offering,
(E) if Securities sold in an Eligible Rule 144A Offering.

The undersigned certifies that the information contained herein is complete and accurate and the following conditions have been satisfied:

1. The purchase price did not exceed the price paid by each other purchaser in the offering or in any concurrent offering of the securities prior to the close of the first full business day on which sales are made (or, if a rights offering, the securities were purchased on the fourth day preceding the day on which the offering terminated).
2.   The underwriting was a firm commitment underwriting
3. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
4. For securities that are not municipal securities - The issuer has been in continuous operation for not less than three years, including the operations of any predecessors.
5. For municipal securities only - The issue of securities has received an investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid has been in operation less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such rating service.
6. The amount of such securities purchased by all of the investment companies advised by the adviser and the relevant sub-adviser(s) to the Fund purchasing such securities did not exceed 25% of column X or Y.
7.   No Affiliated Underwriter was a direct or indirect participant in the sale.
8. Each transaction specified in this report has been effected in compliance with SEC Rule 10f-3.